UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 14, 2006


                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     1-13669                  95-4654481
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


              21900 BURBANK BLVD., SUITE 270
                WOODLAND HILLS, CALIFORNIA                       91367
         (Address of Principal Executive Offices)              (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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EXPLANATORY NOTE:

         This Current Report on Form 8-K/A is being filed by Tag-It Pacific, Inc. to amend the Current Report on Form 8-K we filed on August 14, 2006 (the "Form 8-K"), which reported the announcement of our financial results for the quarterly period ended June 30, 2006. This Form 8-K/A is filed solely to amend the text of Exhibit 99.1 to the Form 8-K. We inadvertently filed as Exhibit 99.1 with the Form 8-K a copy of the press release that did not include minor additional explanations that were included in the press release actually issued to the market. Exhibit 99.1 to this Form 8-K/A contains the complete and accurate copy of the press release. The changes do not effect our financial results for the period or other financial information as set forth in the press release filed with the Form 8-K. Except for the following Items, this form 8-K/A does not modify or update other disclosures in, or exhibits to, the Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  None.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  None.

         (c)      SHELL COMPANY TRANSACTIONS.

                  None.

         (d)      EXHIBITS.

                  99.1 Press Release dated August 14, 2006, published by the Registrant.*

                  * This exhibit is furnished, not filed.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TAG-IT PACIFIC, INC.



Date:    August 15, 2006             By:       /S/ LONNIE D. SCHNELL
                                        ----------------------------------------
                                           Lonnie D. Schnell, Chief Financial
                                           Officer


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